UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-03851

Nicholas II, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 09/30/2015

Date of reporting period: 09/30/2015

Item 1. Report to Stockholders.

ANNUAL REPORT
September 30, 2015

NICHOLAS II, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS II, INC.

November 2015

Dear Fellow Shareholders:

     The U.S. economy continues to bump along with little to no growth as the Federal Reserve is looking for the right time to start raising interest rates, even though the economy has failed to reach both their inflation and unemployment targets. Global growth, in particular, China, has been slowing causing concerns for investors. The strong dollar, caused by potentially rising interest rates in the U.S., and foreign governments implementing different types of monetary stimulus, has put pressure on U.S. manufacturers causing those earnings to be weak. Energy prices have fallen dramatically over the last six months as strong production in the U.S. and slowing demand has created an imbalance. On the positive side, U.S. consumers have benefited from lower gasoline prices and housing has been improving. Finally, the U.S. stock market was weak in September as corporate earnings were below expectations, and investors were fearful over rising interest rates. These issues have left the U.S. market flat to down for the year as of September 30, 2015.

     For the one year period ended September 30, 2015, Nicholas II returned 5.35% compared to the S&P 500 of -0.62% and the Russell Midcap Growth Index of 1.45%. Returns for Nicholas II, Inc. Class I and Class N and selected indices are provided in the chart below for the periods ended September 30, 2015.

			Average Annual Total Returns
	1	Year	3	Year	5	Year	10	Year	15	Year
Nicholas II, Inc. – Class I	5.35%		14.29%		13.25%		8.05%		6.19%
Nicholas II, Inc. – Class N	5.00%		13.90%		12.86%		7.69%		n/a
Morningstar Mid-Cap
Growth Category	0.83%		12.02%		11.71%		7.15%		4.37%
Russell Midcap Growth Index	1.45%		13.98%		13.59%		8.09%		3.72%
Standard & Poor’s 500 Index	-0.62%		12.40%		13.34%		6.80%		3.96%
Ending value of $10,000 invested
in Nicholas II, Inc. – Class I	$10,535		$14,930		$18,630		$21,696		$24,622
Ending value of $10,000 invested
in Nicholas II, Inc. – Class N	$10,500		$14,778		$18,310		$20,972		n/a
Fund’s Class I Expense Ratio (from 01/28/15 Prospectus): 0.62%
Fund’s Class N Expense Ratio (from 04/30/15 Prospectus): 0.97%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns are reduced by expenses; while the market indices are not. The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

     As of September 30, 2015, the Fund consisted of 79 stocks and 4.9% cash. The Fund is well diversified with sector weightings consisting of approximately 27% in consumer discretionary and staples, 21% information technology, 20% health care, 15% industrials, 9% financials and 2% energy.

     The Fund’s outperformance for the period was derived from good stock selection in the consumer discretionary area as well as in the information technology sector. Detractors from performance, relative to the Fund’s benchmark, the Russell Midcap Growth Index, though small, included consumer staples and the health care sector. As of September 30, 2015, the Fund was underweight in the consumer staples, financials and materials sectors, and overweight in the health care sector.

     We are pleased with the absolute and relative returns for the Fund over the last number of years. This is partially due to the long duration bull market that began after the Great Recession in 2009. With valuations somewhat stretched we believe investors should be realistic of the going forward rate of return in the near term. We will continue to look for and invest in quality companies with growth prospects, solid management teams, and some type of competitive advantage selling at reasonable prices.

Thank you for your continued support.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Diversification does not assure a profit or protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Please refer to the schedule of investments in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (“S&P”) 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index. Each Morningstar Category average represents a universe of Funds with similar investment objectives.

Duration: A measure of the interest-rate sensitivity of a fixed-income security, related to maturity and other factors, and expressed in years. Duration indicates how much a bond’s price can be expected to fall if interest rates rise by a certain percentage, or how much the bond’s price will rise if interest rates fall. For each year of duration, a bond’s price will drop (or rise) roughly 1% for every percentage-point rise (or drop) in rates.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN NICHOLAS II, INC. – CLASS I, RUSSELL MIDCAP INDEX AND RUSSELL MIDCAP GROWTH INDEX

     The line graph which follows compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund’s Class I, to the same investment over the same period in two peer group indices. The graph assumes a $10,000 investment in the Fund’s Class I and the indices at the beginning of the first fiscal year. The peer group in the graph includes the Russell Midcap Index and the Russell Midcap Growth Index. The Adviser believes the Russell Midcap Index and the Russell Midcap Growth Index are representative of the performance of small- and medium-capitalization growth companies in which the Fund primarily invests.

     The Fund’s Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	September 30,	September 30,	September 30,
	2015	2015	2015
Average Annual Total Return	5.35%	13.25%	8.05%

     Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCTWX)
For a share outstanding throughout each period

		Years Ended September 30,
	2015	2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$27.41	$26.37	$22.91	$18.72	$19.31
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income(1)	.07	.10	.15	.08	.10
Net gain (loss) on securities
(realized and unrealized)	1.49	3.07	5.33	4.70	(.22)
Total from investment operations	1.56	3.17	5.48	4.78	(.12)
LESS DISTRIBUTIONS
From net investment income	(.10)	(.09)	(.15)	(.10)	(.09)
From net capital gain	(3.48)	(2.04)	(1.87)	(.49)	(.38)
Total distributions	(3.58)	(2.13)	(2.02)	(.59)	(.47)
NET ASSET VALUE, END OF PERIOD	$25.39	$27.41	$26.37	$22.91	$18.72

TOTAL RETURN	5.35%	12.40%	26.09%	25.92%	(.90)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$589.7	$582.2	$544.7	$454.9	$398.7
Ratio of expenses to average net assets	.61%	.62%	.63%	.64%	.65%
Ratio of net investment income
to average net assets	.27%	.36%	.63%	.38%	.46%
Portfolio turnover rate	20.35%	26.26%	22.49%	22.70%	27.93%

(1) Computed based on average shares outstanding.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNTWX)
For a share outstanding throughout each period

			Years Ended September 30,
	2015		2014	2013	2012	2011
NET ASSET VALUE, BEGINNING OF PERIOD	$27.03		$26.04	$22.63	$18.49	$19.11
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income (loss)(1)	(.02)		.00 (2)	.07	.01	.02
Net gain (loss) on securities
(realized and unrealized)	1.47		3.03	5.27	4.64	(.21)
Total from investment operations	1.45		3.03	5.34	4.65	(.19)
LESS DISTRIBUTIONS
From net investment income	(.00	)(2)	—	(.06)	(.02)	(.05)
From net capital gain	(3.48)		(2.04)	(1.87)	(.49)	(.38)
Total distributions	(3.48)		(2.04)	(1.93)	(.51)	(.43)
NET ASSET VALUE, END OF PERIOD	$25.00		$27.03	$26.04	$22.63	$18.49

TOTAL RETURN	5.00%		11.98%	25.69%	25.47%	(1.25)%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$105.7		$106.0	$108.2	$99.9	$102.9
Ratio of expenses to average net assets	.96%		.97%	.98%	.99%	.99%
Ratio of net investment income (loss)
to average net assets	(.08)%		.01%	.29%	.03%	.10%
Portfolio turnover rate	20.35%		26.26%	22.49%	22.70%	27.93%

(1)	Computed based on average shares outstanding.
(2)	Amount rounds to $0.00.

The accompanying notes to financial statements are an integral part of these highlights.

Top Ten Equity Portfolio Holdings
September 30, 2015 (unaudited)

Percentage
Name	of Net Assets
LKQ Corporation	2.37%
Vantiv, Inc. – Class A	2.13%
O’Reilly Automotive, Inc	1.98%
Tractor Supply Company	1.85%
Jarden Corporation	1.77%
Ulta Salon, Cosmetics & Fragrance, Inc	1.76%
IHS Inc. – Class A	1.75%
ANSYS, Inc	1.71%
Thermo Fisher Scientific Inc	1.65%
CDW Corporation	1.65%
Total of top ten	18.62%

Sector Diversification (as a percentage of portfolio)
September 30, 2015 (unaudited)

Fund Expenses
For the six month period ended September 30, 2015 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	03/31/15	09/30/15	04/01/15 - 09/30/15
Actual	$1,000.00	$932.10	$2.91
Hypothetical	1,000.00	1,021.99	3.04
(5% return before expenses)

*

Expenses are equal to the Class I six-month annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one- half year period.

Fund Expenses (continued)
For the six month period ended September 30, 2015 (unaudited)

Class N
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period**
	03/31/15	09/30/15	04/01/15 - 09/30/15
Actual	$1,000.00	$930.80	$4.60
Hypothetical	1,000.00	1,020.24	4.81
(5% return before expenses)

**

Expenses are equal to the Class N six-month annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 183 then divided by 365 to reflect the one-half year period.

Schedule of Investments
September 30, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.10%
	Consumer Discretionary – Automobiles & Components — 1.50%
55,000	Delphi Automotive PLC	$4,182,200
405,000	Gentex Corporation	6,277,500
		10,459,700
	Consumer Discretionary – Durables & Apparel — 4.01%
251,250	Jarden Corporation*	12,281,100
95,000	Polaris Industries Inc	11,387,650
85,000	Tupperware Brands Corporation	4,206,650
		27,875,400
	Consumer Discretionary – Retailing — 13.92%
185,000	CarMax, Inc.*	10,974,200
580,000	LKQ Corporation*	16,448,800
125,000	Nordstrom, Inc	8,963,750
55,000	O’Reilly Automotive, Inc.*	13,750,000
82,500	Signet Jewelers Limited	11,230,725
152,500	Tractor Supply Company	12,858,800
75,000	Ulta Salon, Cosmetics & Fragrance, Inc.*	12,251,250
135,000	Williams-Sonoma, Inc	10,307,250
		96,784,775
	Consumer Discretionary – Services — 4.14%
180,000	Dunkin’ Brands Group, Inc	8,820,000
142,306	InterContinental Hotels Group PLC	4,928,057
180,000	Starbucks Corporation	10,231,200
72,500	Starwood Hotels & Resorts Worldwide, Inc	4,819,800
		28,799,057
	Consumer Staples – Food & Staples Retailing — 1.06%
95,000	PriceSmart, Inc	7,347,300
	Consumer Staples – Food, Beverage & Tobacco — 1.26%
90,000	Hain Celestial Group, Inc. (The)*	4,644,000
5,000	Monster Beverage Corporation*	675,700
85,000	WhiteWave Foods Company (The) – Class A*	3,412,750
		8,732,450
	Consumer Staples – Household & Personal Products — 0.66%
55,000	Church & Dwight Co., Inc	4,614,500
	Energy — 1.60%
224,952	Kinder Morgan, Inc	6,226,671
280,000	Plains GP Holdings, L.P	4,900,000
		11,126,671

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.10% (continued)
	Financials – Banks — 1.40%
485,000	Huntington Bancshares Incorporated	$5,141,000
120,000	SunTrust Banks, Inc	4,588,800
		9,729,800
	Financials – Diversified — 3.27%
45,000	Affiliated Managers Group, Inc.*	7,694,550
170,000	Raymond James Financial, Inc	8,437,100
95,000	T. Rowe Price Group, Inc	6,602,500
		22,734,150
	Financials – Insurance — 2.68%
110,000	Aon plc	9,747,100
217,000	Willis Group Holdings PLC	8,890,490
		18,637,590
	Financials – Real Estate — 1.45%
315,000	CBRE Group, Inc.*	10,080,000
	Health Care – Equipment & Services — 10.25%
145,000	Cardinal Health, Inc	11,138,900
52,500	Cooper Companies, Inc. (The)	7,815,150
145,000	DaVita HealthCare Partners Inc.*	10,487,850
205,000	DENTSPLY International Inc	10,366,850
20,000	IMS Health Holdings, Inc.*	582,000
185,000	ResMed Inc	9,427,600
90,000	Teleflex Incorporated	11,178,900
82,500	Universal Health Services, Inc. – Class B	10,296,825
		71,294,075
	Health Care – Pharmaceuticals,
	Biotechnology & Life Sciences — 9.46%
32,500	Alexion Pharmaceuticals, Inc.*	5,082,675
8,000	Biogen Idec Inc.*	2,334,480
76,000	Celgene Corporation*	8,220,920
53,000	Jazz Pharmaceuticals public limited company*	7,038,930
140,000	Mylan N.V.*	5,636,400
40,000	Perrigo Company plc	6,290,800
14,500	Regeneron Pharmaceuticals, Inc.*	6,744,530
93,920	Thermo Fisher Scientific Inc	11,484,537
48,000	Valeant Pharmaceuticals International, Inc.*	8,562,240
42,000	Vertex Pharmaceuticals Incorporated*	4,373,880
		65,769,392

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.10% (continued)
	Industrials – Capital Goods — 9.45%
197,500	AMETEK, Inc	$10,333,200
236,000	Fastenal Company	8,639,960
205,000	Fortune Brands Home & Security, Inc	9,731,350
130,000	IDEX Corporation	9,269,000
100,000	Nordson Corporation	6,294,000
75,000	Snap-on Incorporated	11,320,500
115,000	Westinghouse Air Brake Technologies Corporation	10,125,750
		65,713,760
	Industrials – Commercial & Professional Services — 4.21%
280,000	ADT Corporation (The)	8,372,000
105,000	IHS Inc. – Class A*	12,180,000
62,500	Stericycle, Inc.*	8,706,875
		29,258,875
	Industrials – Transportation — 1.33%
125,000	Ryder System, Inc	9,255,000
	Information Technology – Hardware & Equipment — 3.60%
280,000	CDW Corporation	11,440,800
67,500	F5 Networks, Inc.*	7,816,500
255,000	NCR Corporation*	5,801,250
		25,058,550
	Information Technology – Semiconductors
	& Semiconductor Equipment — 2.77%
75,000	Avago Technologies Limited	9,375,750
228,750	Microchip Technology Incorporated	9,856,838
		19,232,588
	Information Technology – Software & Services — 14.64%
140,000	Akamai Technologies, Inc.*	9,668,400
135,000	ANSYS, Inc.*	11,898,900
170,000	CDK Global, Inc	8,122,600
135,000	Check Point Software Technologies Ltd.*	10,709,550
101,874	Fiserv, Inc.*	8,823,307
80,000	FleetCor Technologies, Inc.*	11,009,600
85,000	Global Payments Inc	9,752,050
47,500	MercadoLibre, Inc	4,325,350
100,000	Red Hat, Inc.*	7,188,000
330,000	Vantiv, Inc. – Class A*	14,823,600
80,000	Workday, Inc.*	5,508,800
		101,830,157

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015

Shares or
Principal
Amount		Value
COMMON STOCKS — 95.10% (continued)
	Materials — 2.44%
90,000	Airgas, Inc	$8,039,700
135,000	AptarGroup, Inc	8,904,600
		16,944,300
	TOTAL COMMON STOCKS
	(cost $408,452,387)	661,278,090

SHORT-TERM INVESTMENTS — 4.81%
	Commercial Paper – 4.52%
$975,000	Integrys Holding, Inc. 10/01/15, 0.39%	975,000
1,000,000	NorthWestern Corporation 10/02/15, 0.40%	999,989
500,000	Rockwell Collins, Inc. 10/02/15, 0.47%	499,993
1,250,000	Stanley Black & Decker, Inc. 10/02/15, 0.33%	1,249,988
300,000	Hyundai Capital America, Inc. 10/05/15, 0.45%	299,985
750,000	Medtronic Global Holdings S.C.A. 10/05/15, 0.40%	749,967
1,850,000	Bell Canada 10/06/15, 0.43%	1,849,889
2,000,000	Integrys Holding, Inc. 10/06/15, 0.39%	1,999,892
925,000	Medtronic Global Holdings S.C.A. 10/06/15, 0.43%	924,945
1,000,000	Bayer AG 10/07/15, 0.41%	999,932
1,000,000	Hitachi Capital America Corp. 10/08/15, 0.42%	999,918
1,500,000	Valspar Corporation (The) 10/09/15, 0.37%	1,499,877
1,545,000	Valspar Corporation (The) 10/13/15, 0.55%	1,544,717
500,000	Bacardi-Martini B.V. 10/14/15, 0.46%	499,917
850,000	PPG Industries, Inc. 10/14/15, 0.43%	849,868
1,375,000	CBS Corporation 10/15/15, 0.44%	1,374,765
900,000	V.F. Corporation 10/16/15, 0.37%	899,861
1,350,000	Medtronic Global Holdings S.C.A. 10/20/15, 0.35%	1,349,751
1,000,000	Bayer AG 10/21/15, 0.43%	999,761
1,000,000	Michelin Luxembourg S.C.S. 10/21/15, 0.38%	999,789
500,000	V.F. Corporation 10/21/15, 0.43%	499,881
1,300,000	Hitachi Capital America Corp. 10/26/15, 0.52%	1,299,531
1,500,000	Kroger Co. (The) 10/26/15, 0.35%	1,499,635
1,425,000	Kellogg Company 10/28/15, 0.35%	1,424,626
1,000,000	V.F. Corporation 11/05/15, 0.40%	999,611
1,150,000	Monsanto Company 11/16/15, 0.53%	1,149,221
1,200,000	Monsanto Company 11/18/15, 0.53%	1,199,152
1,825,000	Monsanto Company 11/18/15, 0.53%	1,823,710
		31,463,171

The accompanying notes to financial statements are an integral part of this schedule.

Schedule of Investments (continued)
September 30, 2015

Shares or
Principal
Amount		Value
	SHORT-TERM INVESTMENTS — 4.81% (continued)
	Variable Rate Security – 0.29%
$2,025,224	Fidelity Institutional Money Market Fund – Class I	$2,025,224
	TOTAL SHORT-TERM INVESTMENTS
	(cost $33,488,395)	33,488,395
	TOTAL INVESTMENTS
	(cost $441,940,782) – 99.91%	694,766,485
	OTHER ASSETS, NET OF LIABILITIES – 0.09%	597,160
	TOTAL NET ASSETS
	(basis of percentages disclosed above) – 100%	$695,363,645

	* Non-income producing security.

The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
September 30, 2015

ASSETS
Investments in securities at value (cost $441,940,782)	$694,766,485
Receivables –
Investment securities sold	3,636,517
Dividend and interest	313,385
Capital stock subscription	51,310
Total receivables	4,001,212
Other	1,971
Total assets	698,769,668

LIABILITIES
Payables –
Investment securities purchased	2,925,435
Due to adviser –
Management fee	310,807
Accounting and administrative fee	14,821
Total due to adviser	325,628
12b-1 and servicing fee	70,220
Other payables and accrued expense	84,740
Total liabilities	3,406,023
Total net assets	$695,363,645

NET ASSETS CONSIST OF
Paid in capital	$404,120,457
Net unrealized appreciation on investments	252,825,703
Accumulated undistributed net realized gain on investments	37,194,516
Accumulated undistributed net investment income	1,222,969
Total net assets	$695,363,645

Class I:
Net assets	$589,653,724
Shares outstanding	23,221,393
NET ASSET VALUE PER SHARE ($.01 par value,
125,000,000 shares authorized), offering price and redemption price	$25.39

Class N:
Net assets	$105,709,921
Shares outstanding	4,228,798
NET ASSET VALUE PER SHARE ($.01 par value,
75,000,000 shares authorized), offering price and redemption price	$25.00

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended September 30, 2015

INCOME
Dividend	$6,352,897
Interest	125,647
Total income	6,478,544

EXPENSES
Management fee	3,856,953
12b-1 fees – Class N	278,783
Accounting and administrative fees	184,098
Transfer agent fees	181,697
Servicing fees – Class N	111,513
Registration fees	48,514
Printing	47,088
Custodian fees	37,272
Audit and tax fees	32,175
Postage and mailing	26,401
Directors’ fees	24,100
Insurance	20,611
Accounting system and pricing service fees	11,231
Legal fees	9,949
Other operating expenses	7,643
Total expenses	4,878,028
Net investment income	1,600,516

NET REALIZED GAIN ON INVESTMENTS	37,321,783

CHANGE IN NET UNREALIZED
APPRECIATION/DEPRECIATION ON INVESTMENTS	(1,893,202)
Net realized and unrealized gain on investments	35,428,581
Net increase in net assets resulting from operations	$37,029,097

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended September 30, 2015 and 2014

	2015	2014
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income	$1,600,516	$2,074,067
Net realized gain on investments	37,321,783	94,894,146
Change in net unrealized
appreciation/depreciation on investments	(1,893,202)	(18,197,184)
Net increase in net assets
resulting from operations	37,029,097	78,771,029

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income – Class I	(2,095,790)	(1,815,773)
From net realized gain on investments – Class I	(73,245,460)	(41,758,692)
From net investment income – Class N	(764)	—
From net realized gain on investments – Class N	(13,315,492)	(8,322,693)
Total distributions	(88,657,506)	(51,897,158)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued – Class I
(529,219 and 342,950 shares, respectively)	14,306,936	9,196,483
Reinvestment of distributions – Class I
(2,704,856 and 1,556,976 shares, respectively)	70,623,780	40,839,475
Cost of shares redeemed – Class I
(1,250,992 and 1,316,028 shares, respectively)	(34,045,907)	(35,342,065)
Proceeds from shares issued – Class N
(535,813 and 259,443 shares, respectively)	14,516,692	7,007,099
Reinvestment of distributions – Class N
(515,300 and 320,263 shares, respectively)	13,279,292	8,307,625
Cost of shares redeemed – Class N
(745,109 and 811,803 shares, respectively)	(19,936,302)	(21,532,731)
Change in net assets derived
from capital share transactions	58,744,491	8,475,886
Total increase in net assets	7,116,082	35,349,757

NET ASSETS
Beginning of period	688,247,563	652,897,806
End of period (including accumulated
undistributed net investment income of
$1,222,969 and $1,719,007, respectively)	$695,363,645	$688,247,563

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
September 30, 2015

(1) Summary of Significant Accounting Policies —

Nicholas II, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment
Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-
term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.
Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value
Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Notes to Financial Statements (continued)
September 30, 2015

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
Common Stocks(1)	$661,278,090
Variable Rate Security	2,025,224
Level 2 –
Commercial Paper	31,463,171
Level 3 –
None	—
Total	$694,766,485
(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the year ended September 30, 2015 and the Fund did not hold any Level 3 investments during the year.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at

Notes to Financial Statements (continued)
September 30, 2015

least annually. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles (“U.S. GAAP”) for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character. At September 30, 2015, no reclassifications were recorded.

The tax character of distributions paid during the years ended September 30, was as follows:

	09/30/2015	09/30/2014
Distributions paid from:
Ordinary income	$2,096,554	$1,815,773
Long-term capital gain	86,560,952	50,081,385
Total distributions paid	$88,657,506	$51,897,158

As of September 30, 2015, investment cost for federal tax purposes was
$442,065,833 and the tax basis components of net assets were as follows:

Unrealized appreciation	$267,344,391
Unrealized depreciation	(14,643,739)
Net unrealized appreciation	252,700,652
Undistributed ordinary income	1,222,969
Accumulated undistributed
net realized capital gains	37,319,567
Paid in capital	404,120,457
Net assets	$695,363,645

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of wash sales losses.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of September 30, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the year ended
September 30, 2015. At September 30, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

(f) The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Notes to Financial Statements (continued)
September 30, 2015

(h) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of September 30, 2015. There have been no significant subsequent events since September 30, 2015 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.75% of the average net asset value up to and including $50 million, 0.60% of the average net asset value over
$50 million up to and including $100 million and 0.50% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $5,279 for the year ended September 30, 2015 for legal services rendered by this law firm.

(3) Investment Transactions —

For the year ended September 30, 2015, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated
$142,028,849 and $160,106,279, respectively.

Report of Independent Registered

Public Accounting Firm

To the Board of Directors and Shareholders of Nicholas II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas II, Inc. (the “Fund”), as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting
Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

November 24, 2015

Historical Record Class I
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class I	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
October 17, 1983(1)	$10.00	$—		$—		—	$10,000
September 30, 1984	11.66	—		—		12.6 times	11,660
September 30, 1985	14.39	0.0930		0.1860		11.7	14,742
September 30, 1986	16.90	0.1630		0.0610		15.0	17,581
September 30, 1987	21.01	0.4200		0.5130		20.9	23,108
September 30, 1988	18.58	0.3380		1.3030		15.0	22,766
September 30, 1989	21.76	0.3350		0.0800		17.1	27,291
September 30, 1990	17.39	0.3124		0.6686		14.8	22,888
September 30, 1991	23.87	0.3422		0.1434		17.8	32,250
September 30, 1992	24.53	0.2447		0.4042		17.3	34,052
September 30, 1993	26.94	0.2350		0.8000		18.1	38,885
September 30, 1994	26.71	0.2000		1.4700		18.5	41,020
September 30, 1995	30.07	0.2056		1.8944		20.8	50,205
September 30, 1996	33.34	0.1750		2.4979		28.9	60,922
September 30, 1997	40.65	0.0779		3.1621		31.4	82,206
September 30, 1998	34.78	0.0810		5.2282		28.6	80,845
September 30, 1999	31.83	0.1337		4.0049		29.0	82,864
September 30, 2000	36.58	0.0100		0.4701		35.1	96,527
September 30, 2001	17.54	—		13.1200		23.4	76,361
September 30, 2002	15.34	—		0.5766		22.2	68,730
September 30, 2003	18.97	—		—		22.9	84,994
September 30, 2004	21.88	—		0.0015		22.9	98,040
September 30, 2005	23.50	—		0.9146		23.3	109,547
September 30, 2006	23.11	0.0083		2.1472		22.4	118,142
September 30, 2007	25.18	0.0643		1.0460		23.4	134,908
September 30, 2008	19.15	0.0978		2.5678		17.5	115,141
September 30, 2009	17.02	0.1072		1.1206		19.2	111,845
September 30, 2010	19.31	0.0957		—		20.7	127,575
September 30, 2011	18.72	0.0867		0.3831		17.2	126,423
September 30, 2012	22.91	0.0992		0.4903		20.2	159,188
September 30, 2013	26.37	0.1428		1.8746		22.9	200,723
September 30, 2014	27.41	0.0889		2.0445		22.3	225,609
September 30, 2015	25.39	0.0997	(a)	3.4844	(a)	21.3	237,669

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 26, 2014 to shareholders of record on December 24, 2014.

Historical Record Class N
(unaudited)

		Net
		Investment				Dollar	Growth of
	Net	Income		Capital Gain		Weighted	an Initial
	Asset Value	Distributions		Distributions		Price/Earnings	$10,000
Class N	Per Share	Per Share		Per Share		Ratio(2)	Investment(3)
February 28, 2005(1)	$22.59	$—		$—		23.1 times	$10,000
September 30, 2005	23.45	—		—		23.3	10,381
September 30, 2006	23.00	—		2.1340		22.4	11,158
September 30, 2007	25.03	—		1.0460		23.4	12,694
September 30, 2008	19.04	0.0067		2.5678		17.5	10,800
September 30, 2009	16.87	0.0969		1.1206		19.2	10,457
September 30, 2010	19.11	0.0666		—		20.7	11,890
September 30, 2011	18.49	0.0479		0.3831		17.2	11,741
September 30, 2012	22.63	0.0191		0.4903		20.2	14,732
September 30, 2013	26.04	0.0560		1.8746		22.9	18,516
September 30, 2014	27.03	—		2.0445		22.3	20,734
September 30, 2015	25.00	0.0002	(a)	3.4844	(a)	21.3	21,770

(1)	Date of Initial Public Offering.
(2)	Based on latest 12 months accomplished earnings.
(3)	Assuming reinvestment of all distributions.
(a)	Paid on December 26, 2014 to shareholders of record on December 24, 2014.

Approval of Investment Advisory Contract
(unaudited)

A discussion of the Approval by the Board of Directors of the Fund’s Investment Advisory
Contract can be found in the Fund’s Semiannual Report dated March 31, 2015.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund’s Statement of Additional
Information, which can be found on the SEC’s website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)

The following table sets forth the pertinent information about the Fund’s directors and officers as of September 30, 2015. Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee, WI 53202.

Number of
		Term of		Portfolios
	Positions	Office and		in Fund	Other
	Held	Length of	Principal	Complex	Directorships
	With	Time	Occupations	Overseen	Held
Name and Age	Fund	Served	During Past 5 Years	by Director	by Director
INTERESTED DIRECTOR
David O. Nicholas, CFA	President,	(2), 11 years	Chief Investment Officer	3	None
54 (1), (3)	Director and		and Director, Nicholas
	Portfolio		Company, Inc., the
	Manager		Adviser to the Fund. He
also is the Portfolio
Manager of Nicholas
Limited Edition, Inc. and
Associate Portfolio
Manager of Nicholas
Fund, Inc.
DISINTERESTED DIRECTORS
Robert H. Bock	Director	(2), 32 years	Private Investor,	5	None
83			Consultant, Dean Emeritus
of Business Strategy and
Ethics, University of
Wisconsin School of
Business, 1997 to present.

Timothy P. Reiland, CFA	Director	(2), 13 years	Private Investor,	5	None
59			Consultant, Chairman
and Chief Financial Officer,
Musicnotes, Inc., October
2001 to present. Investment
Analyst from 1987 to
October 2001, Tucker
Anthony Incorporated,
a brokerage firm.

Jay H. Robertson	Director	(2), 11 years	Private Investor, April	6	None
63			2000 to present.
Chairman of the Board
of Robertson-Ryan and
Associates, Inc., an
insurance brokerage firm
from 1993 to March 2000.

Directors and Officers of the Fund (continued)
(unaudited)

Term of
	Positions	Office and
	Held	Length of
	With	Time
Name and Age	Fund	Served	Principal Occupations During Past 5 Years
OFFICERS
Albert O. Nicholas, CFA	Executive	Annual,	Chief Executive Officer and Chairman of the Board,
84(3)	Vice	32 years	Nicholas Company, Inc., the Adviser to the Fund.
	President		He is Portfolio Manager of Nicholas Fund, Inc. and
Co-Portfolio Manager of Nicholas Equity Income
Fund, Inc.

David L. Johnson, CFA	Executive	Annual,	Executive Vice President, Nicholas Company, Inc.,
73(3)	Vice	32 years	the Adviser to the Fund.
President

Jeffrey T. May, CPA	Senior Vice	Annual,	Executive Vice President, Treasurer, Chief
59	President,	23 years	Financial Officer and Chief Compliance Officer,
	Secretary,		Nicholas Company, Inc., the Adviser to the Fund.
	Treasurer		He is Portfolio Manager of Nicholas Money Market
	and Chief		Fund, Inc.
Compliance
Officer

Lynn S. Nicholas, CFA	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
59(3)	President	29 years	the Adviser to the Fund.

Lawrence J. Pavelec, CFA	Senior Vice	Annual,	Senior Vice President, Nicholas Company, Inc.,
56	President	11 years	the Adviser to the Fund. He has been Portfolio
Manager of Nicholas High Income Fund, Inc. since
April 2008. He served as Co-Portfolio Manager
from April 2003 until April 2008.

Candace L. Lesak, CFP	Vice	Annual,	Employee, Nicholas Company, Inc., the Adviser to
58	President	29 years	the Fund.

(1)

David O. Nicholas is the only director of the Fund who is an “interested person” of the Fund, as that term is defined in the 1940 Act. Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.

(2)	Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)	David O. Nicholas and Lynn S. Nicholas are the son and daughter, respectively, of Albert O. Nicholas. David L. Johnson is a brother-in-law of Albert O. Nicholas.

The Fund’s Statement of Additional Information includes additional information about the Fund directors and is available, without charge, upon request, by calling 800-544-6547 or 414-276-0535.

Privacy Policy

(unaudited)

     Nicholas II, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

     We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

     We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Automatic Investment Plan – An Update
(unaudited)

The Nicholas Family of Funds’ Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods so that investments are made through several market cycles.

	Nicholas II – Class I
$1,000 initial investment on	10/17/83	*	09/30/05
Number of years investing $100 each month
following the date of initial investment	32		10
Total cash invested	$39,400		$13,000
Total dividend and capital gain distributions reinvested	$167,783		$6,630
Total full shares owned at 09/30/15	9,203		884
Total market value at 09/30/15	$233,683		$22,462

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.

*	Date of Initial Public Offering.

Nicholas Funds Services Offered
(unaudited)

• IRAs

     • Traditional • SIMPLE

     • Roth         • SEP

• Coverdell Education Accounts

• Automatic Investment Plan

• Direct Deposit of Dividend and Capital Gain Distributions

• Systematic Withdrawal Plan

• Monthly Automatic Exchange between Funds

• Telephone Purchase and Redemption

• Telephone Exchange

• 24-hour Automated Account Information (800-544-6547)

• 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Directors and Officers

DAVID O. NICHOLAS, President and Director

ROBERT H. BOCK, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

ALBERT O. NICHOLAS, Executive Vice President

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

LYNN S. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND
SENIOR FINANCIAL OFFICERS

I. Covered Officers/Purpose of the Code

     The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;
* compliance with applicable laws and governmental rules and regulations;
* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
* accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

     Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

     Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;
* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;
* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;
* report, at least annually:
* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;
* Positions as a trustee, executor or other fiduciary;
* Ownership interest in any broker-dealer or bank;
* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.
* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

     There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;
* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;
* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;
* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;
* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;
* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and
* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

     Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

IV. Reporting and Accountability

Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;
* annually thereafter affirm to the Board that he has complied with the requirements of the Code;
* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and
* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;
* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;
* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;
* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;
* the independent directors will be responsible for granting waivers, as appropriate; and
* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

     Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

     The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2015

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,300 in 2015 and $27,300 in 2014.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,875 in 2015 and $3,925 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $16,000 in 2014 and $16,000 in 2013. These services were for the audit of the investment adviser for the adviser's fiscal year ended 10/31/2014 and 10/31/2013, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A
(c)	N/A
(d)	N/A

(f) No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h) No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas II, Inc.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer

Date: November 24, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas
Name: David O. Nicholas
Title: Principal Executive Officer
Date: November 24, 2015

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: November 24, 2015